UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2012

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on November 12, 2010, Health Care REIT, Inc. (the “Company”) entered into separate equity distribution agreements (collectively, the “Agreements”) with each of UBS Securities LLC, RBS Securities Inc., KeyBanc Capital Markets Inc. and Credit Agricole Securities (USA) Inc. (collectively, the “Managers”) for an offering of shares of the Company’s common stock having an aggregate offering price of up to $250,000,000, and, on September 1, 2011, the Company entered into separate amendments (collectively, the “Amendments”) to each of the Agreements, pursuant to which the Company increased the aggregate offering price of shares of its common stock that may be offered and sold pursuant to the Agreements to $630,015,047.63. Prior sales under the Agreements, as amended, were made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-159040) (the “2009 Registration Statement”), which was set to expire in May 2012.

On May 4, 2012, the Company filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-3 (File No. 333-181185) (the “New Registration Statement”) to replace the 2009 Registration Statement. In connection with the filing of the New Registration Statement, the Company filed a new prospectus supplement, dated November 19, 2012, relating to the offer and sale, pursuant to the Agreements, as amended, of shares of the Company’s common stock having an aggregate offering price of up to $457,111,877, which amount represents the remaining aggregate offering price of shares of the Company’s common stock not yet sold under such Agreements, as amended (the “Equity Distribution Prospectus Supplement”).

The Company is filing this Current Report on Form 8-K to provide a legal opinion of its counsel, Shumaker, Loop & Kendrick, LLP, regarding the legality of the shares covered by the Equity Distribution Prospectus Supplement, which opinion is attached hereto as Exhibit 5 and is incorporated herein by reference. The Company is also filing this Current Report on Form 8-K to provide a legal opinion of its counsel Arnold & Porter LLP, regarding certain tax matters with respect to the Equity Distribution Prospectus Supplement, which opinion is attached hereto as Exhibit 8 and is incorporated herein by reference.

The foregoing description of the Agreements, as amended, and the transactions contemplated by the Agreements, as amended, does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Form of Equity Distribution Agreement, dated November 12, 2010, entered into by and between the Company and each of the Managers (filed with the Commission as Exhibit 1.1 to the Company’s Form 8-K filed November 15, 2010 (File No. 001-08923), and incorporated herein by reference thereto)

1.2	Form of Amendment No. 1, dated September 1, 2011, to the Equity Distribution Agreements entered into by and between the Company and each of the Managers (filed with the Commission as Exhibit 1.1 to the Company’s Form 8-K filed September 8, 2011 (File No. 001-08923), and incorporated herein by reference thereto)

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ George L. Chapman
George L. Chapman
Its:	Chairman of the Board, Chief Executive
Officer and President

Dated: November 19, 2012